Exhibit 10.5.2

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of December 19, 2013 (this “Amendment”), is entered into by and among SF CC Intermediate Holdings, Inc., a Delaware corporation (“Parent”), Smart & Final LLC, a Delaware limited liability company (“Borrower Holdco”), Smart & Final Stores LLC, a California limited liability company (the “Borrower”), the Co-Borrowers (as defined below), the subsidiaries of the Borrower listed on the signature pages hereto as Guarantors (the “Guarantors”; and together with the Parent, Borrower Holdco, the Borrower and the Co-Borrowers, the “Loan Parties”), Bank of America, N.A., as administrative agent for the lenders under the Credit Agreement, as defined below (in such capacity, the “Administrative Agent”), as collateral agent for the lenders under the Credit Agreement, as swingline lender and as issuing bank, and the Consenting Lenders (as defined below).

PRELIMINARY STATEMENTS:

WHEREAS, Parent, Borrower Holdco, the Borrower, certain subsidiaries of the Borrower from time to time party thereto as Co-Borrowers (the “Co-Borrowers”), the Administrative Agent and the financial institutions and other persons party thereto as lenders from time to time (the “Lenders”) entered into that certain Revolving Credit Agreement, originally dated as of November 15, 2012 (as amended from time to time, the “Credit Agreement”; capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement);

WHEREAS, the Borrower, Parent, Borrower Holdco, the other Loan Parties and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth;

WHEREAS, certain Lenders are prepared to becomes parties hereto for the purpose of consenting to the amendments set forth below (such Lenders, the “Consenting Lenders”, and each a “Consenting Lender”);

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

SECTION 1.                            Amendments to Credit Agreement and Consents under Credit Agreement.

(a)         Amendments.  The Credit Agreement is, effective as of the First Amendment Effective Date, and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended as follows:

(i)                                     Section 1.01 of the Credit Agreement is amended by inserting in proper alphabetical order the following new definition:

““First Amendment” shall mean the Amendment No. 1 to Credit Agreement, dated as of December 19, 2013, among the Parent, Borrower Holdco, the Borrower, the Co-Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent.”;

(ii)                                  The definition of “Term Loan Credit Agreement” set forth in Section 1.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

““Term Loan Credit Agreement” shall mean the First Lien Term Loan Credit Agreement, dated as of the Closing Date, among the Parent, Borrower Holdco, the Borrower, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent, initially in respect of $525.0 million in principal amount of term loans as of the Closing Date, and in respect of $720.0 million in principal amount of term loans as of the effective date of the First Amendment, as such document may be amended, restated, supplemented or otherwise modified from time to time in accordance with the requirements thereof.”;

(iii)                               Section 6.01(l) of the Credit Agreement is deleted in its entirety and replaced with the following:

“(l)                               Indebtedness consisting of Term Loan Obligations in an aggregate principal amount, when aggregated with the aggregate principal amount of any Permitted Refinancing Indebtedness in respect of the foregoing, not in excess of (A) $720.0 million plus (B) the aggregate principal amount of any Incremental Term Loans or Incremental Equivalent First Lien Term Debt, in each case permitted by the Term Loan Credit Agreement as in effect on December 20, 2013 (after giving effect to Amendment No. 2 to such Term Loan Credit Agreement)  plus (C) any increase contemplated by the definition of “Permitted Refinancing Indebtedness”; and

(iv)                              Each reference to “Smart & Final Inc.” in the Credit Agreement (other than any reference to “Smart & Final Inc.” with respect to a period prior to the Conversion) is replaced with “Smart & Final LLC.”

(b)         Acknowledgement.  The Required Lenders hereby acknowledge that the Second Lien Prepayment (as defined in Amendment No. 2 to the Term Loan Credit Agreement) will be made on or about the First Amendment Effective Date.

SECTION 2.                            Reference to and Effect on the Loan Documents. This Amendment shall constitute a Loan Document for purposes of the Credit Agreement and the other Loan Documents, and on and after the First Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended by this Amendment (the “Amended Credit Agreement”).

(b)                                 The Credit Agreement, as specifically amended by this Amendment, and the other Loan Documents are, and shall continue to be, in full force and effect, and are hereby in all respects ratified and confirmed.

(c)                                  Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under the Credit Agreement or any other Loan Document, nor shall it constitute a waiver of any provision of the Credit Agreement or any Loan Document.

(d)                                 Each of the Guarantors (as defined in the Collateral Agreement) hereby consents to the amendments to the Credit Agreement effected hereby, and hereby confirms, acknowledges and agrees that, (a) notwithstanding the effectiveness of this Amendment, the obligations of such Guarantor contained in any of the Loan Documents to which it is a party are, and shall remain, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the First Amendment Effective Date (as defined below), each reference in the Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Amended Credit Agreement, (b) the pledge and security interest in the Collateral granted by it pursuant to the Security Documents to which it is a party shall continue in full force and effect and (c) such pledge and security interest in the Collateral granted by it pursuant to such Security Documents shall continue to secure the Obligations purported to be secured thereby, as amended or otherwise affected hereby.

SECTION 3.                            Conditions of Effectiveness. This Amendment shall become effective as of the date (the “First Amendment Effective Date”) on which the following conditions shall have been satisfied (or waived):

(a)                                 the Administrative Agent (or its counsel) shall have received counterparts to this Amendment, duly executed by (i) Parent, Borrower Holdco, the Borrower and the other Loan Parties and (ii) Consenting Lenders constituting the Required Lenders under, and as defined in, the Credit Agreement;

(b)                                 Amendment No. 2 to the Term Loan Credit Agreement shall have become effective in the form most recently provided to the Administrative Agent prior to the date of this Amendment;

(c)                                  after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties set forth in Article III of the Amended Credit Agreement shall be true and correct in all material respects as of the First Amendment Effective Date (provided that, in each case such materiality qualifier shall not be applied to any representations or warranties that pursuant to their terms are already qualified by materiality or Material Adverse Effect), with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

(d)                                 immediately prior to and after giving effect to the transactions contemplated herein, no Default or Event of Default shall have occurred and be continuing;

(e)                                  the Administrative Agent shall have received from the Borrowers, for the account of each Consenting Lender that has delivered a counterpart to this Amendment to the Administrative Agent, a fee equal to 0.025% of the aggregate amount of the Revolving Facility Commitment of such Consenting Lender;

(f)                                   the Administrative Agent shall have received a certificate, dated as of the Second Amendment Effective Date, signed by an Responsible Officer of the Borrower certifying as to compliance with the conditions precedent set forth in clauses (c) and (d) of this Section 3; and

(g)                                  the Borrower shall have paid all reasonable, documented and invoiced out-of-pocket expenses of the Administrative Agent (including the reasonable fees, disbursements and other charges of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) incurred in connection with the preparation and negotiation of this Amendment.

SECTION 4.                            Representations and Warranties.  The Borrower hereby represents and warrants to the Administrative Agent that:

(a)                                 on and as of the date hereof (i) it has all requisite limited liability company power and authority to enter into and perform its obligations under this Amendment and the Amended Credit Agreement, and (ii) this Amendment has been duly authorized, executed and delivered by it; and

(b)                                 this Amendment, and the Amended Credit Agreement, constitute legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.

SECTION 5.                            Execution in Counterparts.  This Amendment may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or electronic .pdf shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.                            GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 7.                            WAIVER OF RIGHT OF TRIAL BY JURY.  EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT, OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO

THE AMENDED CREDIT AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Credit Agreement to be executed by their respective authorized officers or other authorized signatories as of the date first above written.

SMART & FINAL STORES LLC,
as Borrower

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

CASH & CARRY STORES LLC,
as Co-Borrower

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

SF CC INTERMEDIATE HOLDINGS, INC.,
as Parent

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

SMART & FINAL LLC,
as Borrower Holdco

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

[Signature Page to Amendment No. 1 to ABL]

AMERIFOODS TRADING COMPANY LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

PORT STOCKTON FOOD DISTRIBUTORS LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

SMART & FINAL LOGISTICS LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

COMMERCE DISTRIBUTION COMPANY LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

SMART & FINAL PROPERTIES I LLC,
as a Guarantor

By:	/s/ Richard N. Phegley
Name: Richard N. Phegley
Title: Senior Vice President & Chief Financial Officer

[Signature Page to Amendment No. 1 to ABL]

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ David Vega
Name: David Vega
Title: Managing Director

[Signature Page to Amendment No. 1 to ABL]